SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)      December 20, 2000
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                         ALAMOSA PCS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-32135                 75-2910043
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(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
    OF INCORPORATION)                                     IDENTIFICATION NO.)


                   5225 S. Loop 289, Lubbock, Texas      79424
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            (Address of Principal Executive Offices)   (Zip Code)


(Registrant's Telephone Number, Including Area Code)     (806) 722-1100
                                                    -------------------------


            ----------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5. OTHER EVENTS.

        On December 20, 2000, Alamosa PCS Holdings, Inc., a Delaware corporation ("Alamosa"), issued a press release announcing that it has received a joint commitment from Citicorp North America Inc., Toronto Dominion Securities Inc., First Union National Bank, and Export Development Corporation to establish new senior secured credit facilities in an aggregate principal amount of $305 million. A copy of the press release is filed herewith as Exhibit 99.1 and the information set forth in the press release is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

(c)     Exhibits

        99.1   Text of press release issued by Alamosa on December 20, 2000.


                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: December 20, 2000

                                       ALAMOSA PCS HOLDINGS, INC.


                                          By: /s/ Kendall W. Cowan
                                              ------------------------------
                                             Name:  Kendall W. Cowan
                                             Title: Chief Financial Officer



                               EXHIBIT INDEX

   Exhibit
    Number      Description
   -------      -----------

   99.1         Text of press release issued by Alamosa on December 20, 2000.